SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:     December 8, 2003
(Date of earliest event reported)

TERAYON COMMUNICATION SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-24647	77-0328533

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4988 Great America Parkway, Santa Clara, CA 95054
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:      (408) 235-5500

Item 9. Regulation FD Disclosure.
Item 7. Exhibits.
SIGNATURES
INDEX OF EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 9. Regulation FD Disclosure.

     On December 8, 2003, Terayon Communication Systems, Inc. (Company) issued a press release reaffirming its guidance for the fourth quarter 2003. The press release is attached as Exhibit 99.1.

     On December 9, 2003, the Company issued a press release unveiling details of its FlexCMTS architecture. The press release is attached as Exhibit 99.2

Item 7. Exhibits.

99.1	Press Release, dated December 8, 2003, entitled Terayon Reaffirms Fourth Quarter 2003 Guidance.

99.2	Press Release, dated December 9, 2003, entitled Terayon Unveils New FlexCMTS Architecture to Transform Broadband Network Engineering and Deliver Compelling Economic Advantages.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.

	By:	/s/ Arthur T. Taylor

Arthur T. Taylor Chief Financial Officer

Date: December 16, 2003

INDEX OF EXHIBITS

99.1	Press Release, dated December 8, 2003, entitled Terayon Reaffirms Fourth Quarter 2003 Guidance.

99.2	Press Release, dated December 9, 2003, entitled Terayon Unveils New FlexCMTS Architecture to Transform Broadband Network Engineering and Deliver Compelling Economic Advantages.